STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of July 31, 1996, by and between MERIDIAN INSURANCE GROUP, INC., an Indiana corporation (the
"Company"), and SPENCER A. BROUGHTON ("Broughton").

                          Recitals

           A. Broughton is and has been a key management employee of Citizens Security Group Inc., a Minnesota corporation ("Citizens") and its affiliates.

           B. The Company has entered into an Acquisition and Affiliation Agreement dated as of March 20, 1996 (the "Acquisition and Affiliation Agreement"), pursuant to which
(1) Meridian Acquisition Corporation, an indirect wholly owned subsidiary of the Company has been merged with and into Citizens (the "Merger"), with the result that Citizens and its wholly-owned subsidiaries, Citizens Fund Insurance Company and Insurance Company of Ohio, have become indirect wholly-owned subsidiaries of the Company, and (2) Citizens Security Mutual Insurance Company has become affiliated with the Company.

           C. In connection with the Merger and the Acquisition Agreement, Broughton has entered into a Consulting Services Agreement with the Company which, among other matters, provides for the grant to Broughton of an option to purchase shares of common stock of the Company, as provided herein.

                           Agreement

           In consideration of the premises and the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Broughton agree as follows:

           Section 1. Grant of Option. Upon and subject to the terms and conditions set forth herein, the Company hereby grants to Broughton an option (the "Option") to purchase up to Twenty Thousand (20,000) shares (the
"Shares") of the common stock of the Company (the "Common Stock"), at a per share exercise price (the "Exercise Price") equal to $14.125.

           Section 2. Time of Exercise of Option. The Option shall become exercisable (i) 25% on the first anniversary of the Effective Time, as such term is defined in the Acquisition and Affiliation Agreement, and (ii) an additional 25% on each of the second, third and fourth anniversary of the Effective Time. In addition, in the event of Broughton's death prior to the fourth anniversary of the Effective Time, the Option shall immediately become exercisable in full. The Option shall expire on and shall not be exercisable after the earlier of: (a)the date ninety days following Broughton's death, or (b) the tenth anniversary of the Effective Time.

           Section  3.   Method  of Exercise;  Restrictions.
(a)  To  the extent provided by Section 2 above, the  Option may be exercised in whole or in part (subject to Section 3(c) below), from time to time, by presentation and surrender of this Agreement to the Company at its principal office, together with an Option Exercise Form substantially in the form attached hereto as Exhibit A, duly completed and executed for purchase of the designated number of shares of Common Stock accompanied by payment of the Exercise Price due in connection with such exercise.

           (b)   The  Exercise Price shall be paid  in  cash
(including certified or cashier's check).

           (c) If the Option shall have been exercised in part, the Company shall, at the time of delivery of the certificates representing the Shares issuable pursuant to such partial exercise, make appropriate notation of the partial exercise of the Option on the face of this Agreement and return this Agreement to Broughton.

          (d) The Company shall make prompt delivery of the certificate(s) representing the Shares purchased pursuant to the Option; provided, however, that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such certificate shall be extended for the period necessary to take such action.

           Section 4. Restrictions on Transfer. The Option is not transferable by Broughton, except to his estate upon his death. During Broughton's lifetime the Option is exercisable only by him, and following Broughton's death the Option is exercisable only by his personal representative, to the extent provided in Section 2. Broughton or his estate shall have no rights in any of the Shares or otherwise as a shareholder of the Company by virtue hereof until payment of the Exercise Price and delivery of such Shares as herein provided. The Option and the rights granted hereunder shall not be pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option or any right granted hereunder or such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or any such rights, this Agreement, the Option and such rights shall immediately and automatically become null and void and of no further force or effect.

           Section 5. Adjustments. In order to prevent dilution of the rights granted under the Option, the Exercise Price will be subject to adjustment from time to time as provided in this Section 5 (such price or such price as last adjusted pursuant to the terms hereof, as the case may be, thereafter constituting the "Exercise Price" for all purposes), and the number of shares of Common Stock obtainable upon exercise of the Option (or part thereof), will be subject to adjustment from time to time as provided in this Section 5:


     (a)   Subdivision or Combination of Common  Stock.
     If  the Company, at any time prior to last date
     on which the  Option may be exercised, declares  any
     stock  dividend or subdivides (by any stock split,
     recapitalization  or  otherwise)  its outstanding
     shares  of  Common Stock into a greater number of
     shares,  the  number  of shares  of  Common
     Stock obtainable  upon exercise of the  Option
     will  be proportionately  increased  and  the
     per   share Exercise Price shall be
     proportionately decreased. If the Company at any time prior to the exercise of the Option combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock obtainable upon exercise of the Option will be proportionately decreased and the per share Exercise Price shall be proportionately increased.

              (b)    Reorganization, Reclassification,
     Consolidation,  Merger  or  Sale.    Any
     capital reorganization,  reclassification,
     consolidation, merger,   share   exchange,
     sale of all or substantially all of the Company's assets to another person or similar transaction which  is effected  in  such  a way that
     holders of  Common Stock are entitled to
     receive (either directly  or upon subsequent
     liquidation) stock, securities  or assets,
     including cash, with respect  to  or  in
     exchange for Common Stock is referred to
     herein as an "Organic Change." Prior to the
     consummation of any  Organic Change,  the
     Company  will,  at  the Company's sole
     election,  either: (i)   make
     appropriate provisions to allow this Option to
     be exercised in full immediately prior to the
     Organic Change; (ii) make appropriate
     provisions to ensure that  Broughton  will,
     upon consummation  of  the Organic  Change,
     receive the economic  benefit  of the  Option,
     as though the Option were exercisable in  full
     at  that time; or (iii) make appropriate
     provisions  to ensure that Broughton  will,
     after consummation of the Organic Change, have
     the right to acquire and receive in lieu of
     the  shares  of Common  Stock  immediately
     theretofore acquirable
     and  receivable upon the exercise of  the
     Option, such shares of stock, securities or assets, including cash, as may be issued or
     payable pursuant   to   the   terms  of  the
     transaction constituting the Organic Change
     with respect to or in  exchange  for the
     number of shares  of  Common Stock
     immediately  theretofore  acquirable    and
     receivable upon exercise of the Option had such Organic Change not taken place. In any such case, upon consummation of the Organic Change, the Option shall cease to be exercisable for shares of Common Stock.

            Section  6.   Notice  of  Adjustment.   On the
happening  of  an  event  requiring  an  adjustment  of
the Exercise Price or the number or kind of securities
or other property  purchasable hereunder, the Company
shall forthwith give  written  notice  to  Broughton
stating the  adjusted Exercise  Price  and  the adjusted number
and   kind   of securities or other property purchasable
hereunder resulting from  the  event and setting forth
in reasonable detail  the method   of
calculation and  the  facts  upon  which   the
calculation  is  based.   The  Board of Directors of the
Company,   acting  in  good  faith,  shall   determine
the calculation and all other matters relating to any adjustment provided for under Section 5, which determination shall be binding upon Broughton.

           Section  7.  Registration Statement on Form S-8.
Prior  to  the  first  date  on  which  the  Option
becomes exercisable  and  until the last date of  the
term  of  the Option (or such earlier date on which all
Option Shares have been acquired), the Company shall use
good faith efforts  to file  with  the  Securities  and
Exchange  Commission   and maintain  the  effectiveness
of a Registration Statement on Form S-8 (or such other substantially similar form as may then be available to the Company for the registration of the Option Shares) for the purpose of registering the Option Shares under the Securities Act of 1933, as amended;
provided, however, that the Company's obligations pursuant to this Section 7 are expressly conditioned upon its ability or eligibility to use a Registration
Statement on Form S-8 (or a substantially similar form) to register the Option Shares. The expenses of registering the Option Shares pursuant hereto shall be borne by the Company.

          Section 8.  Endorsement on Share Certificates.
In the  event Broughton exercises the Option at a time
when the shares  are not registered under the Securities
Act of  1933 as   contemplated  by  Section  7  above,
the   certificate representing such Shares shall be
required to bear a legend in substantially the following form:

          "The shares represented by this certificate have not been registered under the federal
          Securities Act of 1933 or the securities laws of any state and have been issued and sold in reliance upon certain exemptive provisions of such laws. Such shares may not be sold or transferred except if, in the opinion of counsel reasonably acceptable to the Company, any such sale or transfer would be pursuant to an effective registration statement under the applicable state and federal securities laws or pursuant to an exemption from such registration."

           Section 9.  Binding Effect.  This Agreement
shall be binding upon and shall inure to the benefit of the Company and Broughton and their respective heirs, personal representatives, successors and assigns; provided that the assignment of this Agreement by Broughton is expressly prohibited pursuant to Section 4 above.

           Section 10.  Governing Law.  This Agreement
shall be governed and construed in accordance with the internal laws of the State of Indiana.


   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

"COMPANY"

MERIDIAN INSURANCE GROUP, INC.


By:______________________________
   Norma  J. Oman, President and
   Chief Executive Officer


          BROUGHTON AFFIRMS THAT HE HAS READ AND
UNDERSTANDS THE  CONTENTS  OF  THIS AGREEMENT AND THAT
HE ACCEPTS  THE OPTION ON THE TERMS AND CONDITIONS SET
FORTH HEREIN.

"BROUGHTON"
__________________________________
Spencer A. Broughton


__________________________________
Social Security Number
Address:  ___________________

          ___________________

                        EXHIBIT A
                           TO
                   STOCK OPTION AGREEMENT


                     OPTION EXERCISE FORM


Meridian Insurance Group, Inc.
2955 North Meridian Street
Indianapolis, Indiana  46208


           Reference  is  hereby made to that certain
Stock Option  Agreement  dated  July 31,  1996,  between
Meridian Insurance   Group,   Inc.  and  Spencer A.
Broughton   (the "Agreement").  Capitalized terms used
herein shall have the meanings ascribed in the Agreement.
          The undersigned hereby:

           1.   Irrevocably subscribes for _______
Shares of Common Stock of the Company at the Exercise Price (as defined in the Agreement) and encloses payment herewith in the amount of $__________.

          2.   Acknowledges that such Shares shall be
issued by the Company pursuant to, and subject to the terms of the Agreement.

            3.    [IF  NEEDED]   Acknowledges  that  he
is acquiring the Shares for investment solely for his own account and not with a view to distribution or resale thereof, and that he is familiar with the business and affairs of the Company and has reviewed all such financial information and other materials and information as he has deemed desirable in connection with his purchase of the Shares.

           4.    [IF  NEEDED]  Acknowledges and agrees
that such Shares shall bear a legend substantially similar to that described in the Agreement.

           5.    Represents and warrants that he is the
sole holder of the Option, that the Option is outstanding, unexpired and unexercised to the extent necessary for this exercise, and that the exercise of the Option hereby is in full compliance with the terms of the Agreement.

           6.    [IF A PARTIAL EXERCISE] Herewith
surrenders to the Company the Agreement for notation of the partial exercise of the Option, subject to return to the undersigned upon such notation.

           7.    Requests that a certificate for such
Shares of Common Stock be issued in the name of the undersigned and delivered to the undersigned at the address set forth below.

Date: ____________________



_____________________________
Spencer A. Broughton


_____________________________
Social Security Number


Address:

_____________________________

_____________________________